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                                                                 Exhibit 10.10.2

                                 FIRST AMENDMENT
                                       TO
              INDUSTRIAL REAL ESTATE LEASE (SINGLE-TENANT FACILITY)

       This First Amendment to Industrial Real Estate Lease (Single-Tenant Facility) ("Amendment"), dated March 3, 1999, for reference purposes only, is entered into by and between Carl D. Panattoni and John E. Van Valkenburgh (collectively "Landlord") and West Marine Products, Inc., ("Tenant"), and amends that certain Industrial Real Estate Lease (Single-Tenant Facility) and the Addendum and Riders thereto (collectively the "Lease") by and between Landlord and Tenant. All terms and conditions of the Lease shall remain the same except as herein provided.

      To the extent of any inconsistencies or contradictions between the terms and conditions of the Lease and this First Amendment, the terms and conditions contained herein shall supersede and take precedence over those contained in the Lease.

      The parties above acknowledge and hereby agree that the Lease, as referenced above, is hereby amended as follows:

        1. Section 1.05. Lease Term: The term of this lease commences February 4, 1996 and expires February 3, 2011.

      The parties have executed this First Amendment as of the dates signed below:

LANDLORD:                                                   TENANT:
                                                   [WEST MARINE PRODUCTS, INC.]

By:     /s/ Carl D. Panattoni                      By:   /s/ Frank G. Fawcett
        ------------------------------                   ----------------------
         Carl D. Panattoni                                Frank G. Fawcett

Its:                                               Its:       AVP
        ------------------------------                  ------------------------

Date:       4-15-99                                Date:    3/23/99
        ------------------------------                   -----------------------


By:     /s/ Jack Van Valkenburgh                   By:   /s/ Bonnie Tragni
        ------------------------------                   -----------------------
         Jack Van Valkenburgh                             Bonnie Tragni

Its:                                               Its:  Real Estate Dir.
        ------------------------------                   -----------------------

Date:           4/15/99                            Date:      3/23/99
        ------------------------------                   -----------------------